UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2005

SALEM COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEEMNT

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1

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ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 19, 2005, Salem Communications Holding Corporation (“Salem Holding”) entered into a new Employment Agreement with Joe D. Davis (the “Agreement”).  The Agreement is effective as of April 1, 2005, and it provides that Mr. Davis shall serve as the Executive Vice President and Chief Operating Officer of Salem Communications Corporation (the “Company”) and Salem Holding.

The Agreement is an “at-will” employment agreement and it provides for the following annual base salary, provided the Agreement remains in effect, as follows:

-  From April 1, 2005, through March 31, 2006, Mr. Davis shall be paid at the rate of Three Hundred Fifty Thousand Dollars ($350,000) annually;

-  From April 1, 2006 from April 1, 2005, through March 31, 2006, Mr. Davis shall be paid at the rate of Three Hundred Fifty Thousand Dollars ($350,000) annually; and

-  From April 1, 2007, through March 31, 2008, Mr. Davis shall be paid at the rate of Three Hundred Ninety Thousand Dollars ($390,000) annually.

In addition to the base salary described above, the Agreement grants the following benefits to Mr. Davis: (a) Mr. Davis shall be eligible for an annual bonus (payable in cash, stock options or a combination thereof), in an amount to be determined at the discretion of the Board of Directors of the Company, (b) reimbursement for reasonable, bona-fide employer-related entertainment and travel expenses incurred by Mr. Davis, (c) health care coverage for Mr. Davis and his dependents in accordance with any health plan available to executive level employees of the Company, (d) a monthly auto allowance of $350, (e) reimbursement for the reasonable and customary expenses associated with Mr. Davis’ relocation from New Jersey to Ventura County, California, (f) payment of up to Fifty Five Thousand Dollars ($55,000) to reimburse Mr. Davis for closing costs associated with the sale of his existing home and the purchase of a new home as well as any other moving expenses, and (g) if Mr. Davis’ employment is terminated without cause prior to March 31, 2008, he is entitled to receive severance in an amount equal to the base salary Mr. Davis would otherwise have received through March 31, 2008.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

c)

Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Memorandum Of Terms Of Employment effective as of April 1, 2005, and signed by Salem Holding and Mr. Davis on May 19, 2005

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: May 25, 2005
By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President of Accounting and Corporate Controller

4

EXHIBIT INDEX

Exhibit No.	Description

99.1	Memorandum Of Terms Of Employment effective as of April 1, 2005, and signed by Salem Holding and Mr. Davis on May 19, 2005

5

Exhibit 99.1

MEMORANDUM OF TERMS OF EMPLOYMENT

THIS MEMORANDUM OF TERMS OF EMPLOYMENT (“Memorandum”), is made and entered into as of April 1, 2005, by and between Salem Communications Holding Corporation,  (hereinafter referred to as “Employer”), and Mr. Joe D. Davis (hereinafter referred to as “Executive”), upon the following terms and conditions:

1.  EXECUTIVE’S RESPONSIBILITIES.  Executive agrees to devote his entire business time, attention and energies to the business of Employer.  Executive also agrees to perform all services hereunder in a manner loyal and faithful to Employer.  With the written consent of the Board of Directors, Executive may accept paid board or trustee positions for other entities and may accept fees for public speaking and published writings.  Executive may reasonably participate as a member in community, civic, and similar organizations and may pursue personal investments that do not interfere with the normal business activities of Salem.  Executive’s title shall be Executive Vice President and Chief Operating Officer reporting directly to President & Chief Executive Officer of the Employer.  Executive agrees to perform all duties reasonable and consistent with a Executive Vice President and Chief Operating Officer as the President & Chief Executive Officer of the Employer may assign to Executive from time-to-time.

2.  TERM.  Executive’s employment with the Employer is voluntarily entered into, and Executive is free to resign at any time.  It is understood that this Memorandum shall not create a contract for any specific term, expressed or implied, of employment.  The relationship of the Employer to Executive shall be one of voluntary employment "at will," with no definite period of employment, regardless of the date or method of payment of wages or salary.  The relationship may be terminated by either Executive or Employer at any time, with or without cause and with or without prior notice.  No person, other than the President & Chief Executive Officer of the Employer has authority to enter into an agreement for employment for any specified period of time or to make any agreement contrary to the foregoing, and then, only by an agreement in writing signed by them.  Subject to the foregoing, the period of time from the date this Memorandum is entered into (“Commencement Date”) until the date it terminates (“Termination Date”) shall be referred to herein as the “Term.”

3.  COMPENSATION.  For all of the services rendered by Executive in any capacity under this Memorandum, Employer shall compensate Executive, less applicable deductions and withholding taxes, in accordance with Employer's payroll practices as they may exist from time-

to-time and as such compensation elements may be amended, suspended or discontinued to the extent permitted by applicable law at Employer’s sole option or discretion, as follows:

3.1

Annual Base Salary.  Executive’s annual base salary shall be as follows:

(i)

Effective on the first date written above, Executive shall be paid at the rate of Three Hundred Fifty Thousand Dollars ($350,000) annually,

(ii)

Effective on the first anniversary of this Memorandum, Executive shall be paid at the rate of Three Hundred Seventy Thousand Dollars ($370,000) annually, and

(iii)

Effective on the second anniversary of this Memorandum, Executive shall be paid at the rate of Three Hundred Ninety Thousand Dollars ($390,000) annually.

3.2

Annual Bonus.  In addition to the annual base salary Executive shall be eligible for an annual merit bonus in an amount to be determined at the discretion of the Board of Directors of Salem; provided that such merit bonus may be paid in cash, option or a combination thereof.  The amount of the annual bonus, if applicable, is not earned until the date of its determination and distribution.

3.3

Travel and Entertainment Expenses.  Reasonable, bona-fide Employer-related entertainment and travel expenses incurred by Executive in accordance with the Employee Handbook, Code of Ethical Conduct and written policies, all as issued by Employer, relating thereto shall be reimbursed or paid by Employer.

3.4

Fringe Benefits.  Except as set forth below in this Section, Executive shall be eligible to participate in all benefit plans that are available to all executive level Salem employees from time to time pursuant to the terms of such plans.  The availability and terms of such fringe benefits shall be set by the Board of Directors and may change from time to time.  Executive shall be required to comply with all conditions attendant to coverage by the fringe benefit plans hereunder and shall be entitled only in accordance with the terms and conditions of such plans as they may be enumerated from time to time.

3.5

Health Insurance.  Notwithstanding the foregoing, Executive shall be entitled to health care coverage for himself and his dependents in accordance with any health plan available to executive level employees of Salem.

3.6

Car Allowance.   Executive shall receive a monthly auto allowance of $350.

3.6

Relocation Expense.  The Employer shall reimburse Executive for the reasonable and customary expenses associated with his relocation to Ventura County, California.  In addition, the Employer shall pay Executive up to Fifty Five Thousand Dollars ($55,000) to reimburse him for closing costs associated with the sale of his existing home and the purchase of a new home as well as any other moving expenses.

4. Termination

4.1

In the event of Executive’s resignation or termination for Cause, Executive shall be entitled only to the compensation earned through the date of termination.  In the event of Executive’s termination without Cause, in addition to Executive’s base salary earned through the date of termination, and upon execution of the then existing form separation and release agreement of Employer, Executive shall be entitled to receive: (1) severance in an amount equal to the base salary Executive would otherwise have received for the remainder of the Term, less standard withholdings for tax and social security purposes, payable in equal installments over the number of months remaining in the Term, and (2) professional outplacement assistance for twelve (12) consecutive months.  In the event that Executive is terminated and such termination is without Cause (provided that, for purposes of this sentence only, termination resulting from Executive’s death or Disability, as defined in Section 4.2 hereof, shall not be considered for “Cause”), and notwithstanding anything in the applicable Stock Option Grant to the contrary: (a) those certain options granted to Executive on December 14, 2001, with a purchase price per share of $22.42, shall be deemed to have vested in eight (8) equal installments commencing as of December 14, 2002 (i.e. 12.5% per year), and (b) the unexercised portion of such options shall expire and become unexercisable one (1) year from the date of Executive’s termination.  Termination, with or without cause, or resignation, shall not affect any rights of Executive that have become vested under any benefit plan, stock option plan or arrangement.

4.2

For the purposes of this Memorandum, “Cause” shall mean, without limitation, the following: (i) the death of Executive; (ii) any mental or physical impairment which prevents Executive from performing the essential functions of his full duties for a period of 90 days at anytime during the term of this Agreement (“Disability”); (iii) continued gross neglect, malfeasance or gross insubordination in performing duties assigned to Executive; (iv) a conviction for a crime involving moral turpitude; (v) an egregious act of dishonesty (including without limitation theft or embezzlement) in connection with employment, or a malicious action by Executive toward Salem, Employer, its Affiliates or Related Entities; (vi) a violation of confidentiality provisions; (vii) a willful breach of this Agreement; (viii) disloyalty; and (ix) material and repeated failure to carry out reasonably assigned duties or instructions consistent with Executive’s position.

5.

Executive’s Obligations.

(a)

Confidential Information. Executive agrees that, during the Term or at any time thereafter: (i) Executive shall not use for any purpose other than the duly authorized business of Salem, or disclose to any third party, any information relating to Salem or any of its affiliates which is proprietary to Employer or Salem ("Confidential Information"), including any customer list, contact information, rate schedules, programming, data, plans, intellectual property, trade secret or any written (including in any electronic form) or oral communication incorporating Confidential Information in any way (except as may be required by law or in the performance of Executive’s duties under this Agreement consistent with Employer's policies) regardless of whether or not such information has been labeled as “confidential”; and  (ii) Executive shall comply with any and all confidentiality obligations of Employer to a third party, whether arising under a written agreement or otherwise.

(b)

Work For Hire.

(i)

The results and proceeds of Executive’s services to Employer, including, without limitation, any works of authorship resulting from Executive’s services during Executive’s employment with Employer and/or any of its Affiliates and any works in progress resulting from such services, shall be works-made-for-hire and Employer shall be deemed the sole owner of any and all rights of every nature in such works, whether such rights are now known or hereafter defined or discovered, with the right to use the works in perpetuity in any manner Employer determines in its sole discretion without any further payment to Executive.  If, for any reason, any of such results and proceeds are not legally deemed a work-made-for-hire and/or there are any rights in such results and proceeds which do not accrue to Employer under the preceding sentence, then Executive hereby irrevocably assigns and agrees to assign any and all of Executive’s right, title and interest thereto, whether now known or hereafter defined or discovered, and Employer shall have the right to use the work in perpetuity in any location and in any manner Employer determines in its sole discretion without any further payment to Executive.

(ii)

Executive shall do any and all things which Employer may deem useful or desirable to establish or document Employer's rights in any such results and proceeds, including, without limitation, the execution of appropriate copyright, trademark and/or patent applications, assignments or similar documents and, if Executive is unavailable or unwilling to execute such documents, Executive hereby irrevocably designates the Chairman of the Board of Directors of Salem Communications Corporation (referred to herein as “Salem”, “Parent” and “SCC”) or his designee as Executive’s attorney-in-fact with the power to execute such documents on Executive’s behalf. To the extent Executive has any rights in the results and proceeds of Executive’s services under this Agreement that cannot be assigned as described above, Executive unconditionally and irrevocably waives the enforcement of such rights.

(iii)

Works-made-for-hire do not include subject matter that meets all of the following criteria:  (A) is conceived, developed and created by Executive on Executive’s own time without using Employer’s equipment, supplies or facilities or any trade secrets or confidential information, (B) is unrelated to the actual or reasonably anticipated business or research and development of Employer of which Executive is or becomes aware; and (C) does not result from any work performed by Executive for Employer.

(c)

Return of Property. All documents, data, recordings, equipment or other property, whether tangible or intangible, including all Confidential Information and all information stored in electronic form, obtained or prepared by or for Executive and utilized by Executive in the course of Executive’s employment with Employer shall remain the exclusive property of Salem and shall not be removed from the premises of the Employer under any circumstances whatsoever without the prior written consent of the Employer, except when (and only for the period) necessary to carry out Executive's duties hereunder, and if removed shall be immediately returned to the Employer and Salem upon any termination of his employment and no copies thereof shall be kept by Executive.  Upon termination of employment, Executive shall promptly return all of Employer’s property to Employer.

            (d)

Use of Executive’s Name, Image and Likeness.  Employer may make use of Executive’s name, photograph, drawing or other likeness in connection with the advertising or the giving of publicity to Employer, Salem or a program broadcast or content provided by Employer or Salem.  In such regard, Employer may make recordings, transcriptions, videotapes, films and other reproductions of any and all actions performed by Executive in his or her capacity as an Executive of Employer, including without limitation any voice-over or announcing material provided by Executive (collectively “Executive Performances”).  Employer and Salem shall have the right to broadcast, display, license, assign or use any Executive Performances on a royalty-free basis without additional compensation payable to Executive.

(e)

Cooperation. Executive agrees to cooperate with and provide assistance to Salem and its legal counsel in connection with any litigation (including arbitration or administrative hearings) or investigation affecting Salem, in which, in the reasonable judgment of Salem’s counsel, Executive’s assistance or cooperation is needed.  Executive shall, when requested by Salem, provide testimony or other assistance and shall travel at Salem’s request and expense in order to fulfill this obligation.

6.

Noninterference.  While employed by the Employer and for a period of six (6) months thereafter, Executive agrees not to interfere with the business of the Employer by directly or indirectly soliciting, attempting to solicit, inducing, or otherwise causing any executive, material employee, contractor or client of Salem to terminate his, her or its relationship with Salem in order to enter into a relationship with any other Employer or entity.

7.

Remedies.  Executive acknowledges that a breach or threatened breach by Executive of any the provisions of Sections 5 or 6 will result in the Employer and its stockholders suffering irreparable harm which cannot be calculated or fully or adequately compensated by recovery of monetary damages alone.  Accordingly, Executive agrees that Employer shall be entitled to interim, interlocutory and permanent injunctive relief, specific performance and other equitable remedies, in addition to any other relief to which the Employer may become entitled should there be such a breach or threatened breach.

8.

Personal Conduct.  Executive agrees to promptly and faithfully comply with all present and future policies, requirements, directions, requests and rules and regulations of the Employer in connection with Employer’s business, including without limitation the policies and requirements set forth in Parent’s Employee Handbook, Code of Ethical Conduct and Financial Code of Conduct.  Executive further agrees to comply with all laws and regulations pertaining to Executive’s employment with Employer.  Executive hereby agrees not to engage in any activity that is in direct conflict with the essential interests of Employer.  Executive hereby acknowledges that nothing set forth in the Employee Handbook, Code of Ethical Conduct or Financial Code of Conduct or any other policy issued by Employer or Salem shall be deemed to create a separate contractual obligation, guarantee or inducement between Executive and Employer.

9.

Indemnification.  Executive shall be entitled to the protection of any insurance policies that Salem may elect to maintain generally for the benefit of its directors and officers against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding (other than any action, suit or proceeding arising under or relating to this Agreement) to which Executive may be made a party by reason of (i) his being or having been a director, officer or employee of Employer or any of its subsidiaries, or (ii) his serving or having served any other enterprise as a director, officer or employee at the request of Employer (the duties described in (i) and (ii) hereof  are collectively referred to herein as the “Indemnified Duties”).  Employer shall indemnify Executive against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which Executive may be made a party by reason of the Indemnified Duties to the fullest extent permitted by law, in effect at the time of the subject act or omission, and shall advance to Executive reasonable attorneys’ fees and expenses as such fees and expenses are incurred (subject to an undertaking from Executive to repay such advances if it shall be finally determined by a judicial decision which is not subject to further appeal that Executive was not entitled to the reimbursement of such fees and expenses).  Employer covenants to maintain during Executive’s employment for the benefit of Executive (in his capacity as an officer of Employer) Directors’ and Officers’ Insurance providing benefits to Executive no less favorable, taken as a whole, than the benefits provided to the senior executives of Salem Communications Corporation (“SCC”) by the Directors’ and Officers’ Insurance maintained by Salem on the date hereof; provided, however, that the board of directors of SCC may elect to terminate Directors’ and Officers’ Insurance for all officers and directors, including Executive, if the board of directors of SCC determines in good faith that such insurance is not available or is available only at unreasonable expense.

10.

Miscellaneous.

(a)

Notices.  Any notices provided hereunder must be in writing and shall be deemed effective upon the earlier of (1) personal delivery (including personal delivery by telecopy or telex), (2) on the first day after mailing by overnight courier, or (3) on the third day after mailing by first class mail, to the recipient at the address indicated below:

To Employer:

c/o Salem Communications Corporation
4880 Santa Rosa Road Camarillo, California 93012
Attention: Jonathan L. Block
To Executive:

Mr. Joe D. Davis
c/o Salem Communications Corporation
4880 Santa Rosa Road Camarillo, California 93012

or to such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

(b)

Severability.  If any provision of this Agreement is determined to be invalid or unenforceable by a court of competent jurisdiction from which no further appeal lies or is taken,

that provision shall be deemed to be severed herefrom, and all remaining provisions of this Agreement shall not be affected thereby and shall remain valid and enforceable.

(c)

Entire Agreement.  This document constitutes the final, complete, and exclusive embodiment of the entire agreement and understanding between the parties related to the subject matter hereof and supersedes and preempts any prior or contemporaneous understandings, agreements, or representations by or between the parties, written or oral, with respect to his employment by Salem.  Without limiting the generality of the foregoing, except as provided in this Agreement, all understandings and agreements, written or oral, relating to the employment of Executive by the Employer or the payment of any compensation or the provision of any benefit in connection therewith or otherwise, including without limitation any prior employment agreements, are hereby terminated and shall be of no further force and effect.  Notwithstanding anything in this Agreement to the contrary and for avoidance of any doubt, the stock option grants previously made to Executive shall not be terminated, limited or otherwise amended merely as a result of this Agreement.

(d)

Counterparts.  This Agreement may be executed in separate counterparts, any one of which need not contain signatures of more than one party, but all of which taken together shall constitute one and the same agreement.

(e)

Successors and Assigns.  This Agreement is intended to bind and inure to the benefit of and be enforceable by Executive and the Employer, and their respective successors and assigns, except that Executive may not assign any of his duties hereunder and he may not assign any of his rights hereunder without the prior written consent of the Employer.

(f)

Amendments.  No amendments or other modifications to this Agreement may be made except by a writing signed by both parties.  No amendment or waiver of this Agreement requires the consent of any individual, partnership, corporation or other entity not a party to this Agreement.  Nothing in this Agreement, express or implied, is intended to confer upon any third person any rights or remedies under or by reason of this Agreement.  Notwithstanding anything in this Agreement to the contrary, no person other than the President & CEO of SCC has the capacity to amend, waive, discharge or terminate the provisions of Section 1(c) relating to the “at will” nature of Executive’s employment, and then, such action may only be taken in writing.

(g)

Attorneys' Fees.  If any legal proceeding is necessary to enforce or interpret the terms of this Agreement, or to recover damages for breach therefore, the prevailing party shall be entitled to reasonable attorney's fees, as well as costs and disbursements, in addition to other relief to which he or it may be entitled.

(h)

Choice of Law.  All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of California.

(i)

Resolution of Disputes.  Employer and Executive mutually agree to resolve any and all legal claims arising from or in any way relating to Executive’s employment with Employer through mediation or, if mediation does not resolve the claim or dispute within ten (10) days of notice demanding mediation, by binding arbitration under the Federal Arbitration Act subject to the terms and conditions provided below.  Notwithstanding the foregoing, insured workers’ compensation claims (other than wrongful discharge claims) and claims for unemployment insurance are excluded from arbitration under this Agreement.  This Agreement does not prevent the filing of charges with administrative agencies such as the Equal Employment Opportunity Commission, the National Labor Relations Board, or equivalent state agencies.  Arbitration shall be conducted in Ventura County, California in accordance with any of the following, at Executive’s election:  (a) the American Arbitration Association, Employment Rules of Procedure, (b) the Rules of Procedure for Christian Conciliation sponsored by the Christian Legal Society, or (c) the rules of procedure issued by another alternative dispute resolution service mutually acceptable to Executive and Employer.  Any award issued in accordance with this Section 10(i) shall be rendered as a judgment in any trial court having competent jurisdiction.  Employer shall pay the arbitration fees and expenses, less any filing fee amount the Executive would otherwise have to pay to pursue a comparable lawsuit in a United States district court in the jurisdiction where the dispute arises or state court in the jurisdiction where the dispute arises, whichever is less.  All other rights, remedies, exhaustion requirements, statutes of limitations and defenses applicable to claims asserted in a court of law shall apply in the arbitration.  Executive expressly waives any presumption or rule, if any, which requires this Agreement to be construed against the Employer.

/ / /

(j)

Survival; Modification of Terms.  No change in Executive’s duties or salary shall affect, alter, or otherwise release Executive from the covenants and agreements contained herein.  All post-termination covenants, agreements, representations and warranties made herein by Executive shall survive the expiration or termination of this Agreement or employment under this Agreement in accordance with their respective terms and conditions.

IN WITNESS WHEREOF, the parties have executed this agreement effective as of the date first written above.

"EXECUTIVE"

SALEM COMMUNICATIONS CORPORATION

By: /s/ JOE D. DAVIS
Joe D. Davis

"EMPLOYER"

SALEM COMMUNICATIONS HOLDING CORPORATION

SALEM COMMUNICATIONS CORPORATION

By: /s/ EDWARD G. ATSINGER III
Edward G. Atsinger III
President & CEO

SALEM COMMUNICATIONS CORPORATION

By: /s/ ROLAND S. HINZ
Roland S. Hinz
Chairman of the Compensation Committee, Salem Communications Corporation